                        CONSENT OF INDEPENDENT AUDITORS




We consent to the incorporation by reference in this Annual Report (Form 10-K) of Lynch Corporation of our report dated March 24, 1998 included in the 1997 Annual Report to Shareholders of Lynch Corporation.

Our audits also included the financial statement schedules of Lynch Corporation listed in Item 14(a). These schedules are the responsibility of the Company's management. Our responsibility is to express an opinion based on our audits. In our opinion, based on our audits and the reports of other auditors, the financial statement schedules referred to above, when considered in relation to the basic financial statements taken as a whole, present fairly in all material respects the information set forth therein.

We also consent to the incorporation by reference in the Registration Statement (Form S-8 No. 33-46953) pertaining to the Lynch Corporation 401 (k) Savings Plan of our report dated March 24, 1998, with respect to the consolidated financial statements incorporated by reference, and our report included in the preceding paragraph with respect to the financial statement schedules included in this Annual Report (Form 10-K) of Lynch Corporation.


                                             /s/ Ernst & Young, LLP



Stamford, CT
March 25, 1998

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTS


As independent public accountants, we hereby consent to the use of our report dated February 5, 1996 on The Morgan Group, Inc., which is included in The Morgan Group, Inc.'s Form 10-K for the year ended December 31, 1997, and incorporated by reference into The Morgan Group, Inc.'s previously filed Registration Statements on Form S-8 (Registration Nos. 33-72996, 33-72998), as an exhibit in Lynch Corporation's Form 10-K for the year ended December 31, 1997, and into Lynch Corporation's previously filed Registration Statements on Form S-8 (Registration No. 33-46953). It should be noted that we have not audited any financial statements of The Morgan Group, Inc. subsequent to December 31, 1995 or performed any audit procedures subsequent to the date of our report.

ARTHUR ANDERSEN LLP



Chicago, Illinois
March 25, 1998

                      CONSENT OF INDEPENDENT ACCOUNTANTS



To the Partners
Coronet Communications Company
Bronxville, New York

We hereby consent to the incorporation by reference in the previously filed Registration Statement on Form S-8 (Registration No. 33-46953) of our report, dated January 24, 1997, except for Note 4, which is as of January 31, 1997, on the financial statements of Coronet Communications Company which appears in this annual report on Form 10-K of Lynch Corporation and subsidiaries, for the year ended December 31, 1997.

McGLADREY & PULLEN, LLP



New York, New York
March 27, 1998

                      CONSENT OF INDEPENDENT ACCOUNTANTS


To the Partners
Capital Communications Company, Inc.
Bronxville, New York

We hereby consent to the incorporation by reference in the previously filed Registration Statement on Form S-8 (Registration No. 33-46953) of our report, dated January 29, 1997 on the financial statements of Capital Communications Company, Inc. which appears in this annual report on Form 10-K of Lynch Corporation and subsidiaries, for the year ended December 31, 1997.

McGLADREY & PULLEN, LLP



New York, New York
March 27, 1998

                        INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in Registration Statement No. 33-46953 of Lynch Corporation on Form S-8 of our report dated February 21, 1997 relating to the financial statements of Central Products Company (not presented separately herein), appearing in this Annual Report on Form 10-K of Lynch Corporation for the year ended December 31, 1997.



DELOITTE & TOUCHE LLP

Milwaukee, Wisconsin
March 26, 1998

                      CONSENT OF INDEPENDENT ACCOUNTANTS

March 26, 1998

To the Board of Directors
Dunkirk & Fredonia Telephone Company
Fredonia, New York 14063

We hereby consent to the incorporation by reference in the previously filed Registration Statement on Form S-8 (Registration No. 33-46953) of our report, dated January 31, 1997 on the financial statements of Dunkirk & Fredonia Telephone Company which appears in this annual report on Form 10-K of Lynch Corporation and subsidiaries, for the year ended December 31, 1997.

JOHNSON, MACKOWIAK, MOORE & MYOTT, LLP

                      CONSENT OF INDEPENDENT ACCOUNTANTS


To the Board of Managers
CLR Video, L.L.C.
Wetmore, Kansas


         We hereby consent to the incorporation by reference in the previously filed Registration Statement on Form S-8 (Registration No. 33-46953) or our report, dated January 29, 1997, on the financial statements of CLR Video, L.L.C. which appears in this annual report on Form 10-K of Lynch Corporation and subsidiaries, for the year ended December 31, 1997.





Frederick & Warinner, L.L.C.


Lenexa, Kansas
March 30, 1998